                                FIRST AMENDMENT


     THIS FIRST AMENDMENT dated as of September 27, 2000 (this "Amendment") amends the Short Term Credit Agreement dated as of September 29, 1999 (the "Credit Agreement") among PACTIV CORPORATION (formerly known as Tenneco Packaging Inc.), various financial institutions and BANK OF AMERICA, N.A., as Administrative Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1  Amendments. Subject to the conditions precedent set forth in
Section 3, effective on September 27, 2000, the Credit Agreement shall be amended as set forth below:

     1.1 Extension of Termination Date. The definition of Termination Date set forth in Section 1.1 is amended by deleting the date "September 27, 2000" and substituting the date "September 26, 2001" therefor.

     1.2 Addition of Increase Option. (a) Article II is amended by adding the following Section 2.14 thereto in proper numerical sequence:

          Section 2.14 Optional Increase in Combined Commitments. The Company may at any time, by means of a letter to the Administrative Agent substantially in the form of Exhibit G, request that the Combined Commitments be increased by (a) increasing the amount of the Commitment of one or more Lenders which have agreed to such increase and/or (b) adding any bank or other financial institution as a party hereto with a Commitment in an amount agreed to by such bank or other financial institution (each, an "Additional Lender"); provided that
     (i) no Person shall be added as a party hereto unless such Person shall have been approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld), (ii) in no event shall the Combined Commitments exceed $300,000,000 without the written consent of all Lenders, and (iii) at the time of any increase, and after giving effect thereto, no Event of Default or Unmatured Event of Default shall exist. Any increase in the Combined Commitments pursuant to this Section 2.14 shall become effective three Business Days after the date on which the Administrative Agent has received and accepted the applicable increase letter in the form of Annex 1 to Exhibit G (in the case of an increase in the amount of the Commitment of an existing Lender) or assumption letter in the form of Annex 2 to Exhibit G (in the case of the addition of an Additional Lender as a new Lender) or on such other date as is agreed among the Company, the Administrative Agent and the increasing Lender or the Additional Lender, as applicable (it being understood that the Administrative Agent shall consult with the Company to select a date which minimizes, to the extent possible, any loss or expense under Section 3.4 resulting from any such increase). The Administrative Agent shall promptly notify the Company and the Lenders of any increase in the amount of the Combined Commitments pursuant to this Section 2.14 and of the amount of the Commitment and Pro Rata Share of each Lender after giving effect thereto. The Company acknowledges that a reallocation of the Commitments as a result of a non-pro-rata increase in the Combined Commitments may require prepayment of all or portions of certain Offshore Rate Loans on the date of such increase (and any such prepayment shall be subject to the provisions of Section 3.4).

     (b) The parenthetical clause immediately prior to the first proviso clause in Section 2.1 is amended in its entirety to read as follows:

          (such amount, as reduced pursuant to Section 2.5, increased pursuant to Section 2.14 or changed by one or more assignments under Section 10.8, such Lender's "Commitment")

     (c) The third sentence of Section 2.5 is amended in its entirety to read as follows:

          Once reduced in accordance with this Section, the Commitments may not be increased (except pursuant to Section 2.14).

     (d) Addition of Exhibit G (Request for Increase). Exhibit G attached hereto is added to the Credit Agreement as Exhibit G thereto.

     1.3 Amendment of Schedule 2.1. Schedule 2.1 is amended in its entirety by substituting the Schedule 2.1 attached hereto therefor.

     SECTION 2 Representations and Warranties. The Company represents and warrants to the Lenders that (a) each of the representations and warranties of the Company set forth in the Credit Agreement is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date); (b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), (i) are within the powers of the Company, (ii) have been duly authorized by all necessary corporate action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not (x) contravene the terms of any of the Company's Organizational Documents, (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company or any of its Subsidiaries is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any of its Subsidiaries or any of its property is subject or violate any Requirement of Law applicable to the Company or any Subsidiary; and (c) the Amended Credit Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or equitable principles relating to enforceability.

     SECTION 3 Effectiveness. This Amendment shall become effective on September 27, 2000, but only if on or before such date the Administrative Agent shall have received (i) for the account of each Lender, an extension fee in the amount set forth in the invitation letter from Banc of America Securities LLC dated September 7, 2000; and (ii) counterparts of this Amendment executed by each of the Lenders.

     SECTION 4 Deletion of Lenders. Effective on the date of the effectiveness of this Amendment, each of (i) Morgan Guaranty Trust Company of New York and
(ii) Bank Hapoalim B.M. (each an "Exiting Lender") shall cease to be a party to the Credit Agreement and shall have no further rights or obligations thereunder, provided that each Exiting Lender shall continue to have all rights and obligations under any provision of the Credit Agreement which by its terms would survive termination of the Credit Agreement.

     SECTION 5  Miscellaneous.

     5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and the Notes to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

     5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     5.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, execution and delivery of this Amendment.

     5.4 Governing Law. This Amendment shall be a contract made under and governed by the law of the State of Illinois; provided that the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

     5.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

     Delivered at Chicago, Illinois as of the day and year first above written.

                                        PACTIV CORPORATION


                                        By: /s/ David Brush
                                            ----------------------------------
                                                David Brush

                                        Title: VICE PRESIDENT AND TREASURER
                                               -------------------------------







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



                                     BANK OF AMERICA, N.A.,
                                       as Administrative Agent and as a Lender



                                     By: /s/ John W. Pocalyko
                                         -------------------------------------
                                             John W. Pocalyko

                                     Title: MANAGING DIRECTOR
                                            ----------------------------------

                                     CREDIT SUISSE FIRST BOSTON, as Syndication
                                     Agent and as a Lender


                                     By: /s/ William S. Lutkins
                                         --------------------------------------
                                             William S. Lutkins

                                     Title: VICE PRESIDENT
                                            -----------------------------------


                                     By: /s/ David L. Sawyer
                                         --------------------------------------
                                             David L. Sawyer

                                     Title: VICE PRESIDENT
                                            -----------------------------------

                                        BANK ONE, NA (Main Office Chicago), as
                                        Co-Documentation Agent and as a Lender


                                        By: /s/ Scott D. Moreen
                                            ----------------------------------
                                                Scott D. Moreen

                                        Title: VICE PRESIDENT
                                               -------------------------------

                                      BNP PARIBAS (formerly Banque Nationale de
                                      Paris), as Co-Documentation Agent and as a Lender


                                      By: /s/ Richard L. Sted
                                          -------------------------------------
                                              Richard L. Sted

                                      Title: Central Region Manager
                                             ----------------------------------

                                        THE BANK OF NEW YORK


                                        By: /s/ John-Paul Marotta
                                            ----------------------------------
                                                John-Paul Marotta

                                        Title: VICE PRESIDENT
                                               -------------------------------

                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Gail Weiss
                                            ----------------------------------
                                                Gail Weiss

                                        Title: VICE PRESIDENT
                                               -------------------------------

                                        CITICORP USA, INC.


                                        By: /s/ Mary O'Connell
                                            ----------------------------------
                                                Mary O'Connell

                                        Title: VICE PRESIDENT
                                               -------------------------------

                                        COMMERZBANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                        By: /s/ Graham A. Warning
                                            ----------------------------------
                                                Graham A. Warning

                                        Title: Assistant Treasurer
                                               -------------------------------


                                        By: /s/ Carol Otten
                                            ----------------------------------
                                                Carol Otten

                                        Title: Assistant Vice President
                                               -------------------------------

                                        FIRST UNION NATIONAL BANK


                                        By: /s/ J. Andrew Phelps
                                            ----------------------------------
                                                J. Andrew Phelps

                                        Title: VICE PRESIDENT
                                               -------------------------------

                                        BARCLAYS BANK PLC


                                        By: /s/ Terance Bullock
                                            ----------------------------------


                                        Title: VICE PRESIDENT
                                               -------------------------------

                                        WACHOVIA BANK, N.A.


                                        By: /s/ Susan F. Holmes
                                            ----------------------------------
                                                Susan F. Holmes

                                        Title: VICE PRESIDENT
                                               -------------------------------

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                        By: /s/ Masashi Sakai
                                            ----------------------------------
                                                Masashi Sakai

                                        Title: General Manager
                                               -------------------------------

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH


                                        By: /s/ Hisashi Miyashiro
                                            ----------------------------------
                                                Hisashi Miyashiro

                                        Title: DEPUTY GENERAL MANAGER
                                               -------------------------------

                                        THE SUMITOMO BANK, LIMITED


                                        By: /s/ Edward D. Henderson, Jr.
                                            -----------------------------------
                                                Edward D. Henderson, Jr.

                                        Title: Senior Vice President
                                               -------------------------------










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


                                        SUNTRUST BANK (formerly SunTrust Bank,
                                        Atlanta)


                                        By: /s/ Charles C. Pick
                                            -----------------------------------
                                                Charles C. Pick

                                        Title: VICE PRESIDENT
                                               -------------------------------

                                        BAYERISCHE LANDESBANK
                                        GIRONZENTRALE, CAYMAN ISLANDS BRANCH


                                        By: /s/ Alexander Kohnert
                                            -----------------------------------
                                                Alexander Kohnert

                                        Title: First Vice President
                                               --------------------------------


                                        By: /s/ James Fox
                                            -----------------------------------
                                                James Fox

                                        Title: Vice President
                                               -------------------------------

                                        BANCA COMMERCIALE ITALIANA, CHICAGO
                                        BRANCH


                                        By: /s/ J. Dickerhof
                                            -----------------------------------
                                                J. Dickerhof

                                        Title: VICE PRESIDENT
                                               --------------------------------


                                        By: /s/ Frank Maffel
                                            -----------------------------------
                                                Frank Maffel

                                        Title: Authorized Signatory
                                               -------------------------------

                                        THE DAI-ICHI KANGYO BANK, LTD


                                        By: /s/ Nobuyasu Fukatsu
                                            ----------------------------------
                                                Nobuyasu Fukatsu

                                        Title: General Manager
                                               -------------------------------

                                        SOCIETE GENERALE


                                        By: /s/ Jerry Parisi
                                            ----------------------------------
                                                Jerry Parisi

                                        Title: MANAGING DIRECTOR
                                               -------------------------------

                                        BBL INTERNATIONAL (U.K.) LIMITED


                                        By: /s/ M.C. Swineen
                                            -----------------------------------
                                                M.C. Swineen

                                        Title: Authorized Signatory
                                               -------------------------------


                                        By: /s/ C.E. Wright
                                            -----------------------------------
                                                C.E. Wright

                                        Title: Authorized Signatory
                                               -------------------------------

                                       THE FUJI BANK, LIMITED


                                       By: /s/ Peter L. Chinnici
                                           -------------------------------------
                                               Peter L. Chinnici

                                       Title: Senior Vice President & Group Head
                                              ----------------------------------